Provisions	12 Months Ended
Dec. 31, 2020
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Provisions

27	Provisions

	Restructuring costs	Legal proceedings and regulatory matters	Customer remediation	Other provisions	Total
	$m	$m	$m	$m	$m
Provisions (excluding contractual commitments)
At 1 Jan 2020	356	605	1,646	280	2,887
Additions	698	347	189	222	1,456
Amounts utilised	(322)	(177)	(739)	(125)	(1,363)
Unused amounts reversed	(74)	(75)	(240)	(80)	(469)
Exchange and other movements	13	56	2	8	79
At 31 Dec 2020	671	756	858	305	2,590
Contractual commitments[1]
At 1 Jan 2020					511
Net change in expected credit loss provision and other movements					577
At 31 Dec 2020					1,088
Total provisions
At 31 Dec 2019					3,398
At 31 Dec 2020					3,678

Provisions (excluding contractual commitments)
At 1 Jan 2019	130	1,128	788	357	2,403
Additions	402	282	1,674	223	2,581
Amounts utilised	(203)	(660)	(837)	(81)	(1,781)
Unused amounts reversed	(34)	(158)	(49)	(108)	(349)
Exchange and other movements	61	13	70	(111)	33
At 31 Dec 2019	356	605	1,646	280	2,887
Contractual commitments[1]
At 1 Jan 2019					517
Net change in expected credit loss provision and other movements					(6)
At 31 Dec 2019					511
Total provisions
At 31 Dec 2018					2,920
At 31 Dec 2019					3,398
1    Contractual commitments include the provision for contingent liabilities measured under IFRS 9 ‘Financial Instruments’ in respect of financial guarantees and the expected credit loss provision on off-balance sheet guarantees and commitments.
Further details of ‘Legal proceedings and regulatory matters’ are set out in Note 34. Legal proceedings include civil court, arbitration or tribunal proceedings brought against HSBC companies (whether by way of claim or counterclaim) or civil disputes that may, if not settled, result in court, arbitration or tribunal proceedings. Regulatory matters refer to investigations, reviews and other actions carried out by, or in response to the actions of, regulators or law enforcement agencies in connection with alleged wrongdoing by HSBC.
Customer remediation refers to HSBC’s activities to compensate customers for losses or damages associated with a failure to comply with regulations or to treat customers fairly. Customer remediation is often initiated by HSBC in response to customer complaints and/or industry developments in sales practices and is not necessarily initiated by regulatory action. Further details of customer remediation are set out in this note.
At 31 December 2020, $0.3bn (2019: $1.1bn) of the customer remediation provision related to the estimated liability for redress in respect of the possible mis-selling of payment protection insurance (‘PPI’) policies in previous years. Of the $1.1bn balance at 31 December 2019, $0.6bn has been utilised during 2020 and an unused release of $0.1bn was recognised.
At 31 December 2020, a provision of $0.3bn (2019: $0.3bn) was held relating to the estimated liability for redress payable to customers following a review of historical collections and recoveries practices in the UK.
For further details of the impact of IFRS 9 on undrawn loan commitments and financial guarantees, presented in ‘Contractual commitments’, see Note 32. This provision results from the adoption of IFRS 9 and has no comparatives. Further analysis of the movement in the expected credit loss provision is disclosed within the 'Reconciliation of allowances for loans and advances to banks and customers including loan commitments and financial guarantees' table on page 178.